UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

AirSculpt Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

(786) 709-9690

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering of AirSculpt Technologies, Inc. (the “Company”), the Company entered into that certain Stockholders Agreement, dated November 2, 2021 (the “Stockholders Agreement”), by and between the Company, VSCP EBS Aggregator, LP (“VSCP”), Dr. Aaron Rollins, and JCBI II LLC.

The Stockholders Agreement grants to each of VSCP and Dr. Rollins, respectively, the right to designate a certain number of director nominees for election to the Company’s board of directors (the “Board”) at any meeting of the Company’s stockholders, subject to certain ownership thresholds (the “Board Composition Rights”). Pursuant to the Stockholders Agreement, the Company is required to nominate and recommend each such director nominee to be elected as a director of the Company, and to solicit proxies or consents in favor thereof.

Recently, in an opinion captioned West Palm Beach Firefighters’ Pension Fund v. Moelis & Company (“Moelis”), the Court of Chancery of the State of Delaware declared invalid certain rights that are similar to the Board Composition Rights. On July 30, 2024, the Company, VSCP and Dr. Rollins entered into that certain Amendment to Stockholders Agreement of AirSculpt Technologies, Inc., dated July 30, 2024 (the “Amendment”). The Amendment is effective immediately and provides that the Board and any committee thereof shall have no obligation to recommend a director nominee pursuant to the Board Composition Rights if the Board or such committee, in exercising its fiduciary duties to the Company and its stockholders, does not believe that such nominee should be elected to the Board.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Stockholders Agreement of AirSculpt Technologies, Inc., dated July 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2024

AirSculpt Technologies, Inc.

By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Chief Financial Officer

[Signature Page to the Form 8-K]